Exhibit10.22AN

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTY-NINTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

NOW THEREFORE, CSG and Customer agree to the following as of the Effective Date:

1.

Customer desires to use and CSG agrees to provide the CSG Traffic Data Service.  CSG will provide the CSG Traffic Data Service to Customer pursuant to the terms of the Agreement and as further described in Attachment 1, attached hereto and incorporated herein by reference, and in accordance with this Amendment.

(a)	As a result, Schedule C, “Recurring Services,” of the Agreement is hereby amended by adding the following to the list of Services:

CSG Traffic Data Service…………………………………………………..…………….…Exhibit C-35

(b)

Additionally, Schedule C, “Recurring Services,” of the Agreement is hereby amended by adding Exhibit C-35, “CSG Traffic Data Service,” attached to this Amendment at Attachment 1, and incorporated herein by reference.

(c)

Additionally, Schedule F, “Fees,” of the Agreement is hereby amended by adding a new subsection “3. CSG Traffic Data Services” to Section IV entitled “Ancillary Products and Services,” Subsection I. entitled “Ancillary Services for Workforce Management,” (which Subsection I was last amended in its entirety pursuant to the Twenty-Fourth Amendment (CSG document # 4111045) effective as of June 6, 2016) as follows:

Description of Item/Unit of Measure	Frequency	Fee
3. CSG Traffic Data Service (Notes 11 – 19)
a)[****** ********** ***]	[********]	$[****]

Exhibit10.22AN

Note 11 For billing purposes, an “[****** **********]” is defined as [**** ****** ********** **** **** **** *******] ([** *** *** *******]) [****** *** ****** ********* ******]. [****** ***********] are currently [******* ** ***] "[***** ****** **** ***** ******]" that is provided to [*** **] a [*******] basis. [*** ****** *********** **** ** ******** ** *** ***** ***** **** **** **** ** ******** **** **** ********* ***].  As used herein, “[****** ********* ******]” means (a) [** *** ***** **** ** *******], the day [*** *** ******* **** ******* *********] through [******** *** ****] and (b) [********** ******* * ******* ******** **]. See Notes 12 – 14 below for illustrations of the application of the [****** **********] Fee on [**** ** ********** *** *** ****] basis.

Note 12: Notwithstanding Note 11, for the initial roll-out of the CSG Traffic Data Service [** * ***** ****** ****] ([******* ** ******* ***(*)] of the Agreement) , CSG shall invoice Customer [****** ********** ****] (a) [***** ** *** ****** ** ****** *********** ********** ** *** **** ***** ****** **** ***** ****** ********] for such [****** **** **** ******** **** ********] and (b) [** * *** **** ****** **********] from the [***** ***] of the [******** *****] in which the CSG Traffic Data Service is enabled [*** **** ****** ****] through [*** *** ** *** ***** ****** ********* ******]. CSG will invoice Customer the [****** ********** **** ** * *** ******** *****].  To illustrate the foregoing, if Customer requests CSG enable CSG Traffic Data Service on [***** *** **** ** ***** (*) ****** ***** ** *** **** ********], and the [******** **** ***** ****** **** ***** ****** ********** * ***** ** ****** ****** ***********] across the [***** (*) ****** *****], CSG will invoice Customer $[*********] on the [***** ****] invoice for such [***** (*) ****** ***** (****** ***** $**** = $********* ***** ***/***)].

Note 13: Effective with the [**** ****** ********* ******] and for each [********** ****** ********* ******], CSG will [***** *** ******] of [****** *********** ********** ** *** *********** ********* ******** ***** ****** **** ***** ****** ********] for such [****** ****] (the “[********* ****** ********** *****]”).  Such [********* ****** ********** *****] will be [********** ** *** ******** *****].  CSG will invoice Customer on the [******* ****] invoice for such [****** ********* ****** *** ****** ********** ****] for the [****** ** ****** ***********] in the [********* ****** ********** *****], as identified and invoiced [** *** ******** *****].  For clarity, the [******* ****] invoice(s) issued for each [****** ********* ******] pursuant to this Note 13 shall include a [**** ****** (**) ****** ** *** ****** ********** ***].

Note 14: Each [**** ********* *** ******* *** ****] invoice CSG shall [**** *** ******* ****** ********** ****** (***** *** ***** ****** **** ***** ******)] for the [********* ***** (*) ****** (****** *** *** ****)] for all [****** *****] at which Customer has utilized the CSG Traffic Data Service during [**** ******].  CSG shall then [******* *** ***** (*) ***** *******] of the [********** ****** ********** ******] across all such [****** ***** (*** “******* ****** ********** *****”)] and [******* *** ******* ****** ********** *****] to the [********** ********* ****** ********** ******] invoiced the [******** *******].  If the [******* ****** ********** ***** ** ******* ** ***** ** **** ******* (*%) **** **** *** ********* ********* ****** ********** ******], then CSG shall invoice Customer, [** * ******** ****** *** *** ****** ** ****** *********** ** ***** *** ******* ****** ********** ***** *** * ***** ******** ******* *** ********* ****** ********** *****] for [**** ********] [(the “****** ********** *******”)].    If there is an [****** ********** *******], then [**** ********] shall be invoiced [*** ********** ****** ********** ******* ***** *** ******** ****** ********** ***]. In no event will CSG [****** ****** ********** **** ** ******** ** * ******** ******** * ********* ** ****** *********** ** *** **** *****].

By example:

•

[** *** ******* *** **** ********* ****** ********** ***** ** ****** ****** *********** *** *** **** *** **** ******* ****** ********** ***** ** ****** **** ** * ****% (****** / ******) ******** *** *** **** *** ******* ******** *** *** ****** ********** *******].

•

[***** *** ***** ******** ** *** **** *** **** ******* ****** ********** ***** ** ****** **** ** * ****% (****** / ******) ******** *** *** **** ******* ******** *** *** ****** ********** ********  ** *** ****** ********** ******* ** *** ********* ** ****** *** ****** ********** ******* ** ******* ** ***** *** *** ****** ********** ******* ** *** **** ** * ********* ** **** *** **** ******* ***** ****** *********** ** *** ****** ********** *** ** *** ********* *** ***** ****** *********** ** *** ****** ********** *** *** ***** ***** ** ********  ********* ** *** ****** ********** ******* ** **** ** **** ****** ********* ****** **** ** *** * ******** ****** ********** *** ** *** (*) ******].

Note 15: Notification email to Customer, from CSG, for [*** ****** ********** ********] must be sent to [***** ***** (*****************]@comcast.com) and [****** ********* (****************]@Cable.Comcast.com).

Note 16: CSG will provide Customer with reports, including the [***** ****** **** ***** ******] that provides Customer the following data points:

a)	[****** ** ****** *********** ** ******]
b)	[***** **** ** **** ****** ****** ***** ** *** *** ******* **** ********]
c)	[************ ** ************ *** ****** ********** ******** ***]
d)	[*** ******* ***** ********* (***) ********* (** ********** ** **** ** *****) ** * ******* ****** ********** **** *** ********* *** *** ** ********** ** ******** * ** *** **********]

If Customer requests additional or different non-standard reporting, the Parties shall enter a separate Statement of Work to specify the fees, terms and conditions by which CSG shall make such custom reporting available to Customer.

Note 17:

Service Level Agreements (SLAs) for CSG Traffic Data Service

•	[*********** ********** **** ** ********* ********** (** *** ***** ** ******** ** ********** ***** *(****) ********* **********)]

•	[******* *** ************** ** *** *********** ********* ***** (*) ***** ****** * ****** (**) ***** ****** (“******* ******* ******”)]

Exhibit10.22AN

o	[***************** ******* ****** *** *** ****** **** ** ************ ****** ** *** *************

** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***]

•	[**** ****** *** ****** **

*********** ******************** *** ***** ** ******** ** *** *** ******* **** *******]

•	[*********** ************ **************** **** ******* ******* ****** ** *********** ** *** ****** ******(**) **** ** ******* ** ***** ****** ** *** ******* ******* ******]

•	[********** ***** *** ***********1) [*** ************ *** ****** **** **** ******* ** * ******* ******* ****** ***********]******* *** ***** **** ** ***** ** *****]

2) [** ******** ***** ** ******* *** **** * ****** ******* ******* ****** *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* *** *** ******* **** ******* *** **** ******** ******* ******* ******; ********* ******** **** ******* ****** ***** *** ***** *** ****** ********** ***** ** ********* *** *** ******* **** ******* *** * ********** ******* ******* ****** **** ****** ********** **** **** **** ***]

3) [** ******** ********** *** *** ** *** ******* **** ******* *** * ******* ******* ****** ** ******** ** **** **** *** ******** ************ *** **** ****** *** ***** **** ********* ***** ** *** *** ** ***** *** ****** ********** **** *** ****** *********** **** **** *** *** **** ******** ** ******** ** ** *** *********** *****]

Note 18: The CSG Traffic Data Service [**** **** **** ****** ***].  CSG may change and/or supplement [*** **** ******(*)] by providing Customer advance written notice of [**** ****** ** **********] and [*********** **** ********* ** ********** **** ******(*)].

Note 19: The fees set forth in the fee table above shall apply until [******** *** ****]. Thereafter, such fees are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP, Procurement	Title: SVP, General Counsel & Secretary
Date: 4/16/19	Date: Mar 13, 2019

Exhibit10.22AN

ATTACHMENT 1

Exhibit C-35

CSG Traffic Data Service

“CSG Traffic Data Service”.  The CSG Traffic Data Service is an optional subscription-based data service leveraging real-time traffic data (the “Traffic Data”) CSG [******** **** * ***** ***** ********].  CSG utilizes the Traffic Data where and when available ([**** *** ******]) to enhance travel time calculations that the routing engine considers that will result in optimized job assignments. Examples of the types of Traffic Data include [**** ***** ********** *** ********** ******* *********** ** ********* ******* ***** *** ******* ******* **********].  The CSG Traffic Data Service also leverages the Traffic Data to [******* ****** *** ******** ** ******* *****] and to [***** ********** ***** *********** ** ******* ********* **** ***** ****** ***** ******* *********** ********* ******** *** ****** ******/*******]. Note: CSG Workforce Management is a pre-requisite to use this optional data service and Customer will [***** ********** ****** **** ** ******* *** ******* ** ****] optional data service, as set forth in the “CSG Traffic Data Services” section of Schedule F.

1.

Availability. The Traffic Data may not be available [*** *** ******* ******* ** *** **** *** ******] and is subject to change based upon [*** **** ******* ******* **** *** ******** **** *** ***** ***** ********]. Customer acknowledges CSG has provided Customer access to the markets currently served by the CSG Traffic Data Service (including available Traffic Data) and upon Customer’s reasonable request from time-to-time, CSG agrees to provide Customer reasonable future access to review the then current markets served and the then applicable Traffic Data utilized by the CSG Traffic Data Service.

2.

Attribution.  The visual map displays viewed by desktop users and technicians may contain proprietary notices, logos and website links [** ***** ***** ***** ********].  Customer will not use any logo or trademark [** ***** ***** ***** ********] in any manner or for any purpose without the prior written consent of CSG.

3.

Confidentiality.  Customer agrees that information received through the CSG Traffic Data Service is “Confidential Information” under the Agreement and as such shall be kept strictly confidential in accordance with the Agreement.  Upon the termination of the CSG Traffic Data Service by CSG or Customer, Customer will cease using and upon request from CSG will return to CSG or, alternatively, destroy all information received by Customer through the CSG Traffic Data Service from all of Customer’s on-line and off-line storage media (with the exception of any copies created as part of its regular back-up procedures).

4.

Ownership.  CSG [*** *** ***** ***** *********] shall own all right, title and interest (including all associated intellectual property rights) in and to the CSG Traffic Data Service and the Traffic Data including all customizations, enhancements, modifications, improvements, derivations or other changes thereto made for or by Customer (alone or with others) and relating to the CSG Traffic Data Service provided by CSG.  Customer will execute any instruments that may be appropriate or necessary to give full legal effect to the ownership rights granted to CSG [*** *** ***** ***** *********] herein.  Without limiting the foregoing, Customer is prohibited from syndicating, redistributing or acting as a service bureau for the CSG Traffic Data Service and the Traffic Data.  Customer will not modify the Traffic Data or any portion thereof, or merge, incorporate or combine it with any traffic-related data not provided hereunder by CSG.  If the Traffic Data or any portion thereof is modified, merged, incorporated or combined into any software, hardware, or other data, it will continue to be subject to the provisions of this Agreement, and CSG [*** *** ***** ***** *********] will retain ownership of all such Traffic Data and all portions thereof.

Exhibit10.22AN

5.

Disclaimer of Warranties.  NEITHER CSG [*** *** ***** ***** *********] WARRANT THE ACCURACY OR TIMELINESS OF DATA PROVIDED BY THE CSG TRAFFIC DATA SERVICE.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT (A) THE DATA PROVIDED BY THE CSG TRAFFIC DATA SERVICE IS PROVIDED BY CSG [*** *** ***** ***** *********] “AS IS”, “WITH ALL FAULTS”, “AS AVAILABLE” AND WITHOUT WARRANTY OR COMMITMENT OF ANY KIND, AND (B) TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR CONDITIONS OF ANY KIND WHATSOEVER (INCLUDING EXPRESS, IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT, ACCURACY OR SATISFACTORY QUALITY), WHETHER DEALING WITH DATA OR OTHERWISE, ARE EXPRESSLY EXCLUDED.  NO ORAL OR WRITTEN ADVICE OR INFORMATION CUSTOMER RECEIVES FROM THE DATA PROVIDED BY THE CSG TRAFFIC DATA SERVICE WILL CREATE A WARRANTY, AND CUSTOMER IS NOT ENTITLED TO RELY UPON ANY SUCH ADVICE OR INFORMATION.